                              SETTLEMENT AGREEMENT
                              --------------------

THIS  AGREEMENT  is  dated  for  reference  the  29th  day  of  January,  2003.

AMONG:

          TURBODYNE  SYSTEMS  INC., of 6155 Carpinteria Avenue, Carpinteria, CA,
          ------------------------
          93013

          a  company  incorporated  pursuant  to the laws of the State of Nevada

          ("TSI")
                                                               OF THE FIRST PART

AND:

          TURBODYNE  TECHNOLOGIES INC., of 6155 Carpinteria Avenue, Carpinteria,
          ----------------------------
          CA,  93013

          ("TTI")
                                                              OF THE SECOND PART

AND:

          LEON  E.  NOWEK,  of  L03-788  West  8th  Avenue,  Vancouver,  British
          ---------------
          Columbia,  Canada  V5Z  1E1

          ("Nowek")
                                                               OF THE THIRD PART
AND:

          L.N.  FAMILY  HOLDINGS  INC.,  of St. Andrew's Court, Frederick Street
          ----------------------------
          Steps,  Nassau,  Bahamas  N  4805

          ("LN")
                                                              OF THE FOURTH PART


WHEREAS:

A. Pursuant to an Employment Agreement dated for reference August 1, 1997, as amended July 27, 1998 (the "Employment Agreement"), Nowek was employed as Chief Financial Officer of each of TTI and TSI.

B. In February of 2000 the Company ceased making payments to Nowek as required by the Employment Agreement.

C. TSI and TTI wish to resolve any outstanding liability to Nowek under the Employment Agreement.

D. Nowek is indebted to TTI in the amount of $225,000 in respect of an Employee Housing Loan (the "Employee Housing Loan").

E.   TTI  wishes  to  collect  the  Employee  Housing  Loan.

F. Nowek claims that TTI is indebted to Nowek in the amount of $32,000 in respect of reimbursable expenses (the "Employee Expenses").

G.   TSI  wishes  to  resolve any liability in respect of the Employee Expenses.

H. Nowek was a director and officer of TTI at the time it delisted from the NASDAQ stock market (the "NASDAQ Delisting").

I. In connection with an application for listing on the proposed BBX Exchange TTI wishes to be able to provide evidence to the BBX Exchange that none of its directors or officers at the time of the NASDAQ delisting will have any significant involvement in the affairs of the Company.

J. L.N. Family Holdings, a company controlled by Nowek, holds 900,000 common shares of TTI (the "Escrow Shares"), which shares are currently held in escrow by TTI's transfer agent, Computershare Trust Company of Canada ("Computershare").


NOW THEREFORE in consideration of the foregoing and of the mutual covenants and agreements hereinafter provided, the parties have agreed and do hereby agree as follows:

1. For the consideration set out in paragraph two (2) hereof, Nowek agrees to release TTI and TSI from any and all liability under the Employment Agreement or in respect of the Employee Expenses (the "Release of Liabilities").

2. The consideration for the Release of Liabilities shall be $938,500 to be satisfied and paid as follows:

     a.   $225,000  by  reduction and satisfaction of the Employee Housing Loan;
          and

     b.   the  balance  by  the  issuance  to  LN  of  35,675 shares of Series X
          Preferred  Stock  of  TTI  at  a  price  of  $20.00  per  share.

3. The shares of Series X Preferred Stock shall be identical to the common shares of TTI save and except that they shall be non-voting (except where voting is specifically required by the Nevada Revised Statutes) and shall be convertible at any time at the option of the holder into common shares of TTI on a one hundred (100) common shares for each one (1) Preferred Share basis.

4. LN agrees to cancel and surrender to TTI the Escrow Shares in consideration of the issuance of 9,000 shares of Series X Preferred Stock.

5. Notwithstanding that the shares of Series X Preferred Stock shall be convertible at any time into common shares, LN agrees that it will not exercise its rights to convert any shares of Series X Preferred Stock into common shares at any time if, after conversion, LN would own legally or beneficially more than one half of one percent (0.5%) of the common shares of TTI then issued and outstanding. In the event that LN wishes to convert at any time such number of shares as shall, when aggregated with previously converted shares, be more than one half of one percent (0.5%) of the common shares of TTI, LN shall provide to TTI evidence that it has disposed through sales in accordance with Rule 144, or bona fide dispositions under available exemptions, (or offshore sales in accordance with Regulation S) the previously converted shares.

6.1 The parties acknowledge and agree that the shares of Series X Preferred Stock to be issued are restricted shares, as contemplated under the United States Securities Act of 1933 (the "1933 Act") which will be issued to LN
              ----------------------
in reliance of Regulation S of the 1933 Act without registration and that all share certificates representing the shares of Series X Preferred Stock will be endorsed with the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM
     REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT"


6.2 LN and Nowek represent that they are not "U.S. Persons" as defined by Regulation S of the 1933 Act.

7.1 Closing shall take place at the offices of TTI's legal counsel, Cane O'Neill Taylor, LLC at Las Vegas, Nevada, on the 5th business day following the execution of this Agreement or at such other time and place as the parties may mutually agree.

7.2     On  the  Closing  Date:

     (a)  Nowek  and  LN  shall  deliver  to  TTI  and  TSI:

          i.   a  release  in  the  form  attached  as  Schedule  A  hereto;

          ii. such documents as may be required to effect the surrender and cancellation of the Escrow Shares; and

         iii. copy of board minutes or resolutions of LN approving the execution of this Settlement Agreement and the cancellation of the Escrow Shares.

     (b)  TTI  and  TSI  shall  deliver  to  Nowek  and  LN:

          i.   a  release  in  the  form  attached  as  Schedule  B  hereto;

          ii. share certificates representing 44,675 shares of Series X Preferred Stock registered in the name of LN; and

          iii. copy of board minutes or resolutions approving the execution of this Settlement Agreement and the issuance of the shares of Series X Preferred Stock

8. This Agreement constitutes the entire agreement between the parties and there are no representations or warranties, express or implied, statutory or otherwise, and no agreements collateral hereto other than as expressly set forth or referred to herein.

9.     Time  shall  be  of  the  essence  of  this  Agreement.

10. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Nevada, and each of the parties hereto irrevocably attorns to the jurisdiction of the courts of the State of Nevada.

11. Any notice to be given under this agreement shall be duly and properly given if made in writing and by delivering or telecopying the same to the addressee at the address as set out on page one of this agreement. Any notice given as aforesaid shall be deemed to have been given or made on, if delivered, the date on which it was delivered or, if telecopied, on the next business day after it was telecopied. Any party hereto may change its address for notice from time to time by notice given to the other parties hereto in accordance with the foregoing.

12. The parties shall deliver to each other such further documentation and shall perform such further acts as and when the same may be required to carry out and give effect to the terms and intent of this Agreement.

13. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.

14. Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

15. This Agreement has been prepared by Cane O'Neill Taylor, LLC counsel for TTI. The parties acknowledge that Cane O'Neill Taylor, LLC have advised that they may have a conflict of interest in that Mr. Nowek has been a long-time client of Cane O'Neill Taylor, LLC and its predecessor law firms and Mrs. O'Neill, the wife of one of the members of Cane O'Neill Taylor, LLC has a minority interest in the non-voting shares of LN. The parties agree to Cane O'Neill Taylor, LLC acting in drafting this agreement on behalf of TTI notwithstanding the potential conflict of interest and acknowledge that the obligations of TTI under this Agreement will be subject to TTI obtaining independent legal advice. Nowek and LN acknowledge that they have also been advised to obtain independent legal advice.

16. This Agreement may be executed in one or more counter-parts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.


TURBODYNE SYSTEMS INC.

By:
     /s/  Daniel  Black
     ------------------
     Its duly authorized signatory


TURBODYNE TECHNOLOGIES INC.

By:
     /s/  Charles  Caverno
     ---------------------
     Its duly authorized signatory


L.N. FAMILY HOLDINGS INC.

By:
     /s/  Leon  E.  Nowek
     --------------------
     Its duly authorized signatory




    /s/  Leon  E.  Nowek
    --------------------
    LEON E. NOWEK

                                  SCHEDULE "A"

   Release in favor of Turbodyne Technologies Inc. and Turbodyne Systems Inc.

                                  SCHEDULE "B"

         Release in favor of Leon E. Nowek and L.N. Family Holdings Inc.